VIA EDGAR

July 31, 2019

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Eaton Vance Mutual Funds Trust (the “Registrant”) on behalf of:

Eaton Vance Multi-Asset Credit Fund (the “Fund”)

(File No. 333-232903)

Dear Sir or Madam:

Pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “1933 Act”), the Registrant hereby requests a new identifier for Class R6 shares of the Fund, which were registered electronically via EDGAR in a Form N-14 filing by the Registrant dated July 30, 2019 (Accession No. 0000940394-19-001077). This filing is being made solely for the purpose of obtaining a new identifier for Class R6 shares of the Fund.

On July 12, 2019, the Registrant requested permission from the Staff of the Division of Investment Management to file a post-effective amendment to register Class R6 shares of the Fund under subsection (b)(1)(vii) of Rule 485 under the 1933 Act. On July 16, 2019, Lisa Larkin of the Division of Investment Management informed my colleague, Michael Keane, via telephone that the Registrant’s request to file an amendment pursuant to Rule 485(b) for this purpose had been granted.

Please call me at (617) 672-6170 if you have any questions on the foregoing.

Very truly yours,

/s/ Jill R. Damon

Jill R. Damon, Esq.

Vice President

cc: Lisa Larkin